                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints WILLIAM P. WEBER, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 in connection with the registration of securities of Texas Instruments Incorporated from which Texas Instruments Incorporated will receive proceeds of up to an aggregate of $400,000,000, and any or all amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of June, 1996.




                                       /s/ JAMES R. ADAMS
                                       ------------------------------
                                       James R. Adams

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints WILLIAM P. WEBER, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 in connection with the registration of securities of Texas Instruments Incorporated from which Texas Instruments Incorporated will receive proceeds of up to an aggregate of $400,000,000, and any or all amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of June, 1996.




                                       /s/ DAVID L. BOREN
                                       ------------------------------
                                       David L. Boren

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints WILLIAM P. WEBER, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 in connection with the registration of securities of Texas Instruments Incorporated from which Texas Instruments Incorporated will receive proceeds of up to an aggregate of $400,000,000, and any or all amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of June, 1996.




                                       /s/ JAMES B. BUSEY IV
                                       ------------------------------
                                       James B. Busey IV

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 in connection with the registration of securities of Texas Instruments Incorporated from which Texas Instruments Incorporated will receive proceeds of up to an aggregate of $400,000,000, and any or all amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 21st day of June, 1996.




                                       /s/ THOMAS J. ENGIBOUS
                                       ------------------------------
                                       Thomas J. Engibous

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints WILLIAM P. WEBER, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 in connection with the registration of securities of Texas Instruments Incorporated from which Texas Instruments Incorporated will receive proceeds of up to an aggregate of $400,000,000, and any or all amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of June, 1996.




                                       /s/ GERALD W. FRONTERHOUSE
                                       ------------------------------
                                       Gerald W. Fronterhouse

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints WILLIAM P. WEBER, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 in connection with the registration of securities of Texas Instruments Incorporated from which Texas Instruments Incorporated will receive proceeds of up to an aggregate of $400,000,000, and any or all amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of June, 1996.




                                       /s/ DAVID R. GOODE
                                       ------------------------------
                                       David R. Goode

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints WILLIAM P. WEBER, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 in connection with the registration of securities of Texas Instruments Incorporated from which Texas Instruments Incorporated will receive proceeds of up to an aggregate of $400,000,000, and any or all amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of June, 1996.




                                       /s/ MARVIN M. LANE, JR.
                                       ------------------------------
                                       Marvin M. Lane, Jr.

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints WILLIAM P. WEBER, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 in connection with the registration of securities of Texas Instruments Incorporated from which Texas Instruments Incorporated will receive proceeds of up to an aggregate of $400,000,000, and any or all amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 19th day of June, 1996.




                                       /s/ WILLIAM S. LEE
                                       ------------------------------
                                       William S. Lee

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints WILLIAM P. WEBER, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 in connection with the registration of securities of Texas Instruments Incorporated from which Texas Instruments Incorporated will receive proceeds of up to an aggregate of $400,000,000, and any or all amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of June, 1996.




                                       /s/ WILLIAM B. MITCHELL
                                       ------------------------------
                                       William B. Mitchell

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints WILLIAM P. WEBER, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, her true and lawful attorneys-in-fact and agents, with full and several power of substitution, for her and in her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 in connection with the registration of securities of Texas Instruments Incorporated from which Texas Instruments Incorporated will receive proceeds of up to an aggregate of $400,000,000, and any or all amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of June, 1996.




                                       /s/ GLORIA M. SHATTO
                                       ------------------------------
                                       Gloria M. Shatto

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 in connection with the registration of securities of Texas Instruments Incorporated from which Texas Instruments Incorporated will receive proceeds of up to an aggregate of $400,000,000, and any or all amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of June, 1996.




                                       /s/ WILLIAM P. WEBER
                                       ------------------------------
                                       William P. Weber